                                                                    EXHIBIT 4.1

   NUMBER                                                         SHARES
0S_______                                                         _______

                                                             SEE REVERSE FOR
                                                             CERTAIN
                                                             DEFINITIONS AND
INCORPORATED UNDER THE LAWS OF                               STATEMENTS
THE STATE OF DELAWARE                                        RELATING TO RIGHTS,
                                                             PREFERENCES,
                                                             PRIVILEGES AND
                                                             RESTRICTIONS, IF
                                                             ANY

                           ORASURE TECHNOLOGIES, INC.

This Certifies That                                             CUSIP 68554V 108



is the owner of

                    FULLY PAID AND NON-ASSESSABLE SHARES OF
                COMMON STOCK, PAR VALUE $0.000001 PER SHARE, OF

                           OraSure Technologies, Inc.

(hereinafter and on the back hereof called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation, as amended from time to time, the Bylaws of the Corporation, as amended from time to time, and the laws of the State of Delaware, as amended from time to time, all of which are by reference incorporated herein and to all of which the holder of this certificate by acceptance hereof assents and agrees to be bound. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated                   ORASURE TECHNOLOGIES, INC.

                            CORPORATE SEAL
                               DELAWARE
____________________                 _________________________
     SECRETARY                        CHIEF EXECUTIVE OFFICER

                         COUNTERSIGNED AND REGISTERED:
                    ChaseMellon Shareholder Services, L.L.C.
                                 (New York, NY)

                                       TRANSFER AGENT AND REGISTRAR

                                   BY: _______________________________
                                       AUTHORIZED SIGNATURE

                           ORASURE TECHNOLOGIES, INC.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between OraSure Technologies, Inc. (the "Company") and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent"), dated as of May 6, 2000 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    - as tenants in common             UNIF GIFT MIN ACT ________ Custodian _________
TEN ENT    - as tenants by the entireties                         (Cust)             (Minor)
JT TEN     - as joint tenants with right of                       under Uniform Gifts to Minors
             survivorship and not as tenants                      Act ____________________
             in common                                                     (State)
TOD        - transfer on death direction in   UNIF TRF MIN ACT    ______ Custodian (until age ___)
             the event of owner's death                           (Cust)
             to person named on face and                          _______ under Uniform Transfers
             subject to TOD rules referenced                      (Minor)
                                                                  to Minors Act _____________
                                                                                   (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

______________________________________________________________________ Shares of
the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________       X   __________________________________

                                   X   ___________________________________

                                NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By   ______________________________
     THE SIGNATURE(S) SHOULD BE
     GUARANTEED BY AN ELIGIBLE
     GUARANTOR INSTITUTION (BANKS,
     STOCKBROKERS, SAVINGS AND
     LOAN ASSOCIATIONS AND CREDIT
     UNIONS WITH MEMBERSHIP IN AN
     APPROVED SIGNATURE
     GUARANTEE MEDALLION
     PROGRAM), PURSUANT TO S.E.C.
     RULE 17Ad-15.